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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                 April 26, 2002
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                Date of Report (Date of Earliest Event Reported)

                         AMERICAN REALTY INVESTORS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

        Nevada                       1-15663                    75-2847135
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(State of Incorporation)           (Commission                (IRS Employer
                                    File No.)               Identification No.)

  1800 Valley View Lane, Suite 300,        Dallas, TX             75234
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's Telephone Number, Including Area Code: (469) 522-4200
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ITEM 5. OTHER EVENTS

     On April 26, 2002, the Registrant sent a letter to the Board of Trustees of Prime Group Realty Trust ("Prime Group") proposing that the Registrant and Prime Group explore a business combination. On May 1, 2002, Prime Group issued a press release indicating that it had referred the Registrant's letter to its Board of Trustees and

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to its financial advisors for consideration. Thereafter, on May 2, 2002, Prime
Group announced that it had agreed to sell its office properties in one or more material transactions. The Registrant has had no discussions with Prime Group or its financial advisors since the delivery of the Registrant's proposal to explore a business combination or since the announcement of Prime Group's agreement to sell its office properties.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       AMERICAN REALTY INVESTORS, INC.

Date: May 9, 2002                      By: /s/ RONALD E. KIMBROUGH
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                                           Ronald E. Kimbrough
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and Accounting
                                           Officer and Acting Principal
                                           Executive Officer)

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